UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	March 12, 2007

                                    LADISH CO., INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-23539	31-1145953

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

5481 S. Packard Avenue
                                     Cudahy, Wisconsin 53110
(Address of principal executive offices, including zip code)

                    (414) 747-2611
(Registrant's telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 3 pages

ITEM 4.01.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        KPMG LLP was previously the principal accountants for Ladish Co., Inc. (the “Company”). On March 12, 2007, that firm was dismissed and Grant Thornton LLP was engaged as Principal accountants for the Company’s worldwide audit engagement. The decision to change the Company’s accounting firm was made by the Audit Committee of the Company’s Board of Directors.

        The audit reports of KPMG LLP on the consolidated financial statements of the Company for the past two fiscal years ended December 31, 2005 and December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except KPMG LLP’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2006 and 2005, contained a separate paragraph stating that “As discussed in Note 8 to the consolidated financial statements, the Company adopted the provisions of Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, as of December 31, 2006.”

        The audit reports of KPMG LLP on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that: (1) KPMG LLP’s report as of December 31, 2006, contained a separate paragraph stating that “The Company acquired Valley Machining, Inc. (Valley) during 2006, and management excluded from its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2006, Valley’s internal control over financial reporting associated with total assets of approximately $5.5 million and total revenues of approximately $3.4 million included in the consolidated financial statements of Ladish Co., Inc. and subsidiaries as of and for the year ended December 31, 2006. Our audit of internal control over financial reporting of the Company also excluded an evaluation of the internal control over financial reporting of Valley”; and (2) KPMG LLP’s report as of December 31, 2005 contained a separate paragraph stating that “On November 17, 2005, the Company acquired over 90% of the common shares of HSW-Zaklad Kuznia Matrycowa (“ZKM”), and management excluded from its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2005, ZKM’s internal control over financial reporting associated with total assets of approximately $28.745 million and total revenues of approximately $6.153 million included in the consolidated financial statements of the Company as of and for the year ended December 31, 2005. Our audit of internal control over financial reporting of the Company also excluded an evaluation of the internal control over financial reporting of ZKM.”

        During the two fiscal years ended December 31, 2006, and the subsequent interim period through March 12, 2007, there were no: (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events.

        The Company has not consulted Grant Thornton LLP during the last two fiscal years ended December 31, 2005 and December 31, 2006, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements.

        The Company requested KPMG LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether KPMG LLP agrees with the statements made above by the Company. Such letter is attached hereto as an Exhibit.

Page 2 of 3 pages

TEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits.

99(a)	Letter dated March 16, 2007 of KPMG LLP regarding change in certifying accountant.

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

LADISH CO., INC.
Date: March 12, 2007	By: /s/ Wayne E. Larsen
Wayne E. Larsen
Vice President Law/Finance & Secretary

Page 3 of 3 pages